                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2005

                                  TSLC I, Inc.
             (Exact Name of Registrant as specified in its charter)

        Florida                      0-23161                   59-3424305
(State of Incorporation)      (Commission File No.)     (IRS Employer ID Number)

                   4902 W. Waters Avenue, Tampa, Florida 33634
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (813) 249-4900

                      Tropical Sportswear Int'l Corporation
          (Former name or former address if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

_ Written communications pursuant to Rule 425 under the Securities Act

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     (a) On April 6, 2005, TSLC I, Inc.,  formerly known as Tropical  Sportswear
Int'l  Corporation (the "Company"),  amended its articles of incorporation  with the Secretary of State of Florida.  The amendment deleted and replaced Article I of the articles of incorporation.  The previous Article I provided that the name of the Company was Tropical Sportswear Int'l Company. The new Article I provides that  the  name of the  Company  is  TSLC I,  Inc.  A copy  of the  articles  of incorporation, as amended is filled herewith as an Exhibit.

Item 8.01  Other Events.

     On April 8, 2005 the United States Bankruptcy Court for the Middle District
of Florida,  Tampa Division (the "Bankruptcy  Court"), In re: TSLC I, Inc., Case
No.  8:04-bk-24134  (the  "Chapter  11  Filing")  filed an order  (the  "Order")
approving the Joint Disclosure Statement in Support of the Joint Chapter 11 Plan
of Liquidation  Filed by Debtors dated March 17, 2005 (Doc. No. 388, as amended, the "Disclosure  Statement") for  dissemination to creditors and shareholders of
TSLC, I, Inc., and its direct and indirect wholly-owned subsidiaries,  TSLC III,
Inc., TSLC IV, Inc.,  TSLC V, Inc.,  TSLC VI, Inc., and TSLC VII, Inc.,  debtors and debtors in possession in the Chapter 11 Filing (collectively the "Debtors").

     The Disclosure  Statement  describes generally the Amended Joint Chapter 11
Plan of  Liquidation  of Debtors  dated April 8, 2005 (the  "Plan") and contains information  concerning among other things, voting instructions,  classification and treatment of claims and interests under the Plan, and the Debtor's  history, business,  assets,  claims,  rights  and  causes of action  that could have been brought  by or on behalf of any of the  Debtors  or the  Debtor's  estates,  and sources of funds to implement the Plan itself.

     A copy of the  Disclosure  Statement,  the Plan and the  Order  are  filled herewith as Exhibits.

Item 9.01  Financial Statements and Exhibits

         (c)
                  Exhibit 2.1      Amended Joint Chapter 11 Plan of  Liquidation
                                   of Debtors dated April 6, 2005

                  Exhibit 3(i).1   Articles  of  Incorporation of  TSLC I, Inc.,
                                   as amended by that certain  Amendment  to the
                                   Articles  of  Incorporation, dated  April  8,
                                   2005.

                  Exhibit 99.1     Amended Joint Disclosure Statement in Support
                                   of the  Joint  Chapter 11 Plan of Liquidation
                                   Filed by Debtors dated March 17, 2005

                  Exhibit 99.2     Order of the United States  Bankruptcy  Court
                                   for  the  Middle  District of Florida,  Tampa
                                   Division,    approving    Joint    Disclosure
                                   Statement, dated April 6, 2005

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TSLC I, Inc.

Date:  April 11, 2005                  By:  /s/ Robin J. Cohan
                                       Robin J. Cohan
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Treasurer
                                       (in the dual capacity of duly authorized
                                       officer and principal accounting officer)